DEFERRED TAX ASSETS AND INCOME TAXES - Deferred tax assets and deferred tax liabilities (Details 2) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2014 United States USD ($)	Dec. 31, 2013 United States CNY	Dec. 31, 2014 China USD ($)	Dec. 31, 2014 China CNY	Dec. 31, 2013 China CNY
Current
Allowance for doubtful accounts						$ 1,864	11,402	9,785
Inventories						387	2,370	1,562
Deferred expenses						264	1,616	1,573
Total Deferred tax assets, current	2,515	15,388	12,920			2,515	15,388	12,920
Non-Current
Depreciation						59	362	208
Deferred tax assets						2,574	15,750	13,128
Total deferred Tax assets	2,574	15,750	13,128
Current
Depreciation
Non-Current
Deferred tax liabilities
Net deferred tax assets	$ 2,574	15,750	13,128